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                                                         EXHIBIT 10(q)

                          AMENDMENT TO
                       FACTORING AGREEMENT
                          Amendment #1
                     Dated November 14, 1995


The FACTORING AGREEMENT dated November 14, 1995 (the
                              -----------------
"Agreement"), between Concord Growth Corporation, a California corporation, and MRL, Inc., a corporation is hereby amended in
                 ---------
the specific section(s) as follows:

Section 2.1      Offer to Sell Receivables.  This section has
                 -------------------------
                 been amended in its entirety to read: Seller may, on the terms provided herein, from time to time factor, sell and assign to Buyer, Receivables acceptable to Buyer in its sole discretion, at a discount below face value. Seller will notify each Account Debtor of a Receivable purchased by Buyer that all payments thereon must be made only to Buyer. Seller shall deliver to Buyer a signed Schedule of Accounts along with copies of invoices and upon request, purchase orders, contracts, and proof of shipment or service, with respect to any Receivable for which a request for purchase is made. Buyer shall be entitled to rely on all of the information provided by Seller to Buyer on the Schedule of Accounts and to rely on the signature of the President, Chief Financial Officer, Executive Assistant, Controller, or Accounting/Human Resource Manager on any Schedule of Accounts as an authorized signature of Seller. Each invoice shall bear a notice, in form satisfactory to Buyer, that it has been sold and assigned to and is payable only to Buyer.

Section 8        Security Interest.  Notwithstanding the terms
                 ------------------
                 set forth in Section 8.

                 8.1  Buyer, upon written request and in the
                      absence of a Default, will grant
                      permissions to allow Seller to sell
                      obsolete equipment and/or trade-in
                      equipment on new equipment, and that
                      permission will not be unreasonably
                      withheld.

Section 13       Effectiveness; Term.  Notwithstanding the terms
                 --------------------
                 set forth in Section 13.

                 13.1 Buyer, absent of an Event of Default,
                      agrees to waive the Early Termination Fee after the initial Term, or if all obligations are paid in full by obtaining financing from a conventional bank or new equity funding.


THE AMENDMENT AFFECTS ONLY THE ABOVE LISTED SECTION(S) OF THE
AGREEMENT AND ALL OTHER PROVISIONS OF THE AGREEMENT SHALL REMAIN
UNCHANGED AND IN FORCE AS WRITTEN OR THEREAFTER AMENDED IN
WRITING.

This Amendment shall become effective when it is accepted and executed by an authorized officer of Buyer.



                 (Signatures on following page)



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AGREED:

SELLER:

     MRL, INC.


     BY: /s/ Larry J. Stallings
        -----------------------------------

           Larry J. Stallings
        -----------------------------------
              (PRINT NAME AND TITLE)

     DATE: 11/16/95
          ---------------------------------

ACCEPTED:

BUYER:

     CONCORD GROWTH CORPORATION

     BY: /s/ Vince Norez
        -----------------------------------

           Vince Norez  Vice President
        -----------------------------------
              (PRINT NAME AND TITLE)

     DATE: 11-17-95
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